NBL Fourth Quarter 2017 Supplement February 2018

OUTPERFORMED 2017 GOALS

Transformative year as NBL sharpened focus

Goals	Accomplishments
Accelerate Onshore Activities and Drive Capital Efficiencies	› Delivered > 40% U.S. Onshore oil growth from 1Q17 to 4Q17[1] › Increased operating cash flow per BOE ~80% from 2016 › Improved returns from drilling efficiencies and productivity › Demonstrated leading safety and environment performance
Successful Integration of CWEI into NBL	› Established the largest Southern Delaware acreage position › Commenced full development plan and captured synergies › Enhanced midstream value through NBLX acreage dedication
Commence Leviathan Development	› Sanctioned one of the largest 2017 offshore projects › Completed > 40% of Phase I development currently
Grow Value of Midstream to NBL	› Expanded midstream throughput in 2017 through NBL development and third-party business expansion › Commenced operation of 2 Delaware CGFs › Completed attractive drop down to NBLX
Target Over $1 Billion in Portfolio Proceeds	› Delivered > $2.3 B in proceeds and retired ~$1.2 B NBL debt › Divested non-strategic Marcellus, royalty and other assets › Focused portfolio on high-margin, high-return assets
Focus Exploration on Long-term Value Creation	› Continued to mature portfolio, progressing low-cost, long-term opportunities

(1) Adjusted for divestments.

NBL 2

3 NBL Delaware up 190% DJ up 15% SUBSTANTIAL INCREASE IN PROVED RESERVES Note: The 2017 price deck for calculating proved reserves, before adjusting for differentials, was $51.34/Bbl WTI crude oil and $2.98/MMBtu Henry Hub natural gas. (1) Includes additions, extensions, discoveries, performance and price revisions. (2) Excludes Marcellus proved reserves. 0.5 1.0 1.5 2.0 YE 2016 Divestments Production Additions Performance Revisions Acquisitions Price Revisions YE 2017 1.97 1.44 Proved Reserves BBoe Key Highlights • Nearly 2 BBoe Proved Reserves with an Organic Reserve Replacement Ratio(1) of ~625%  Composition is 35% liquids, 15% U.S. gas and 50% int’l gas • Organic Reserve Additions and Revisions(1) of 871 MMBoe at Low Cost of ~$2.90/BOE  6.3x 2017 production • U.S. Onshore Business:  Increase of 30% in U.S. onshore liquids  265 MMBoe additions and revisions(1)  ~300% organic reserve replacement at a cost of ~$7.00/BOE  Texas proved reserves increased > 60% from year-end 2016 • Israel Business:  ~3.3 Tcfe natural gas added as a result of the Leviathan sanction  292 Bcfe natural gas added due to Tamar performance 37% growth in proved reserves driven by high-return U.S. Onshore and Israel assets Delaware DJ Eagle Ford 685 MMBoe Proved Reserves YE16(2) U.S. Onshore Reserves 913 MMBoe Proved Reserves YE17

4Q17 KEY HIGHLIGHTS

Exceptional and differential operational execution

Significant Liquids Growth

- Total volumes of 380 MBoe/d, an increase of nearly 50 MBoe/d from 4Q16(1) and 25 MBoe/d from 3Q17
- Delivered U.S. onshore oil growth of > 40% from 1Q – 4Q 2017(1)
- Record overall company liquids composition of 56% compared to 46% in 4Q16

Exceptional Increase in Proved Reserves to Nearly 2 BBoe

- Organic reserve additions, including performance and price revisions of 871 MMBoe at ~$2.90/BOE
- 265 MMBoe of the additions from U.S. Onshore and 600 MMBoe from world-class EMed
- Value of future cash flows from proved reserves, discounted at 10% increased ~100% from YE16 to ~$11B

Improved Operating Expenses and Balance Sheet

- Strengthened balance sheet through non-core asset divestitures and retired ~$570 MM of NBL debt
- Reduced operating expenses 8% from 3Q17 to $8.10/BOE
- Reduced DD&A to $14.28/BOE primarily driven by increased reserve bookings

Midstream Integration Providing Operational Advantages

- Second central gathering facility (operated by NBLX) online in Delaware Basin in December 2017 with 11 wells currently flowing through the system
- Record 122 MBoe/d oil and gas gathering volumes from NBLX operated systems including 3rd party

(1) Adjusted for divestments.

NBL 4

4Q17 ACTUALS VS. GUIDANCE

Beat vs. expectation on revenues and lower costs

Financial & Operating Metrics	4Q Guidance	4Q Actuals
Total Sales Volumes (MBoe/d)	380 – 390	380
Oil (MBbl/d)	140 – 146	141
Natural Gas Liquids (MBbl/d)	69 – 74	70
Natural Gas (MMcf/d)	1,005 – 1,045	1,012
Organic Capital[(1)] ($MM)	600 – 700	655
Equity Investment & Other Income ($MM)	40 – 45	59
Lease Operating ($/BOE)	4.30 – 4.60	4.49
Gathering, Transportation & Processing ($/BOE)	3.00 – 3.25	2.83
DD&A ($/BOE)	15.00 – 16.00	14.28
Production Taxes (% Oil, NGL, Gas Revenues)	4.0 – 4.5	1.7
Marketing ($MM)	10 – 20	8
Exploration ($MM)	40 – 60	41[(2)]
G&A ($MM)	95 – 110	111
Interest, net ($MM)	80 – 90	83

Earnings Reconciliation	4Q ($MM)
Net Income attributable to NBL (GAAP)	**494**
Adjustments to Net Income, Before Tax	(104)
Adjusted Net Income attributable to NBL, Before Tax	390
Current Tax Effect of Adjustments	-
Deferred Tax Effect of Adjustments	36
Tax Reform Impact	(270)
Adjusted Net Income Attributable to NBL[(3)] (Non-GAAP)	**156**

Adjusted EBITDAX	4Q ($MM)
Adjusted Net Income Attributable to NBL[(3)] (Non-GAAP)	**156**
Interest, net	83
Current Tax Expense, Adjusted	15
Deferred Tax Benefit, Adjusted	(5)
DD&A	499
Exploration	41[(2)]
Adjusted EBITDAX[(3)] (Non-GAAP)	**789**

(1) Excludes NBLX funded capital expenditures. (2) Excludes certain expiring leases in the Gulf of Mexico.
(3) Non-GAAP reconciliation to GAAP measure available in 4Q17 earnings release.

NBL 5

U.S. ONSHORE

Executing to plan, delivering robust volume and cash flow growth

4Q17 Key Highlights

- Operating Cash Flow per BOE up ~40% from 3Q17 and ~80% from Full-year 2016
- U.S. Onshore Oil Record of 104 MBbl/d
  - Delivered > 40% oil growth from 1Q17 to 4Q17[(1)]
- Grew Texas Volumes to a Record 130 MBoe/d
  - Robust Eagle Ford ramp with volumes up 21% from 3Q17
  - 4Q17 Texas volumes reduced by ~7 MBoe/d due to weather and third-party facility impacts
- Sales Volumes in Wells Ranch and East Pony in DJ Basin Grew to 85 MBoe/d; Total Basin Record High Oil Mix of 55%
- Executed Non-core Divestitures in 4Q17, Strengthening the Balance Sheet
  - Closed minerals and royalty sale for $340 MM and DJ Basin sale of 30,200 net acres for $568 MM
  - Announced sale of 50% interest in CNXM general partner for $305 MM



DJ Basin
Delaware Basin
Eagle Ford

4Q17 Activity	DJ Basin	Delaware	Eagle Ford	Other	Total
Oil (MBbl/d)	63	26	13	2	**104**
NGL (MBbl/d)	19	6	37	1	**63**
Gas (MMcf/d)	199	34	253	8	**494**
Total Sales (MBoe/d)	115	38	92	4	**249**
Upstream Capital ($MM)	175	215	57	-	**447**
Midstream Capital[(2)] ($MM)	18	58	-	-	**76**
Avg. Operated Rigs	2	5	1	-	**8**
Wells Drilled[(3)]	24	20	8	-	**52**
Avg. Lateral Length (ft)	*10,900*	*9,300*	*6,000*	-	***9,500***
Wells Completed[(3)]	20	14	5	-	**39**
Wells Brought Online[(3)]	22	21	10	-	**53**
Avg. Lateral Length (ft)	*9,600*	*7,200*	*7,100*	-	***8,200***

(1) Adjusted for divestments. (2) Excludes NBLX funded capital expenditures. (3) Represents NBL operated activity.

NBL 6

7 NBL 0 5 10 15 20 25 0 5 10 15 20 25 30 35 40 1Q17 2Q17 3Q17 4Q17 Volume Wells Online Per Qtr. DELAWARE BASIN Focused on full development mode Delaware Basin Activity 3Q17 4Q17 Total Sales Volume (MBoe/d) 27 38 Upstream Capital ($MM) 214 215 Avg. Operated Rigs 5 5 Wells Drilled(1) 17 20 Avg. Lateral Length (ft) 8,300 9,300 Wells Completed(1) 14 14 Wells Brought Online(1) 14 21 Avg. Lateral Length (ft) 7,300 7,200 Cash Flow and Volume Growth • Exited 4Q17 with record production > 45 MBoe/d • 4Q17 sales volumes up > 40% from 3Q17 • Strong operating cash flow growth • Calamity Jane 7-well pad online with strong early performance Progressing Midstream Build-out Supports Upstream Growth TX Executing to Plan Four-fold increase from 4Q16 MBoe/d 2017 Wells Online (1) Represents NBL operated activity. 0 25 50 75 100 1 2 3 4 Central Gathering Facility (CGF) Gross Oil Capacity NBL owns 60% of Delaware Midstream Infrastructure MBbl/d 3Q17 4Q17 Mid-2018E 15 30 90

DELAWARE BASIN



TX

Results demonstrate confidence in development plan

Highlights

- Current Development Plan Supported by Strong 2017 Results
  - Calamity Jane 7-well pad outperforming expectations
    - Early data showing no evidence of communication between wells
    - Micro seismic indicating highly effective containment within 3rd Bone Spring and Wolfcamp A
  - Extended production history on Monroe and Trigger spacing tests confirm current development plan
    - Longer laterals continue to exhibit flatter declines

- Cole Younger Wolfcamp B Achieving Equivalent Rate to Wolfcamp A Upper
  - 3,800 foot lateral, online late 3Q17
  - 90 day cumulative production of 119 MBoe

- Laura Wilder Wells Exhibiting Top Tier Results



Reeves

Calamity Jane 7 Well Pad
- 2 3rd Bone Springs, 30-day avg. IP ~2,600 Boe/d
- 3 Wolfcamp A Upper, 30-day avg. IP ~2,000 Boe/d
- 2 Wolfcamp A Lower, 30-day avg. IP ~1,000 Boe/d
- Online late 4Q17, 7,000' avg. lateral length, 70% oil

Jesse James CGF
- 2nd CGF online 4Q17

Laura Wilder 2 Well Pad
- Wolfcamp A Upper, 30-day IP ~3,400 Boe/d
- Wolfcamp A Lower, 30-day IP ~2,300 Boe/d
- Online 4Q17, 8,400' avg. lateral length, 67% oil

Trigger 3 Well Pad
- 2 Wolfcamp A Upper, 90-day avg. IP ~2,100 Boe/d
- 1 Wolfcamp A Lower, 90-day avg. IP ~1,600 Boe/d
- Online late 3Q17, 7,900 avg. lateral length, 72% oil

Calamity Jane Multi-zone Spacing Development



Lower 3rd Bone Spring
1,320'
Wolfcamp A Upper
880'
Wolfcamp A Lower
880'
130'
100'

NBL
8

9 NBL DJ BASIN Focus areas driving sustained higher oil mix DJ Basin Activity 3Q17 4Q17 Total Sales Volume (MBoe/d) 112 115 Upstream Capital ($MM) 206 175 Avg. Operated Rigs 2 2 Wells Drilled(1) 32 24 Avg. Lateral Length (ft) 8,200 10,900 Wells Completed(1) 17 20 Wells Brought Online(1) 32 22 Avg. Lateral Length (ft) 9,200 9,600 CO 0 15 30 45 60 75 90 4Q16 1Q17 2Q17 3Q17 4Q17 Wells Ranch and East Pony More than 35% growth over last year Continued Strong Productivity • Driven by high-margin new well performance and low GOR development • 4Q17 oil volumes up 14% from 1Q17 • Combined Wells Ranch and East Pony volumes up 12% from 3Q17 to 85 MBoe/d Activity in Mustang Executing to Plan • Exited the year with > 30 wells drilled • First wells to sales by mid-year 2018 • Timing Mustang wells in coordination with infrastructure build-out (1) Represents NBL operated activity. MBoe/d 50% 52% 53% 54% 55% 46% 48% 50% 52% 54% 56% 4Q16 1Q17 2Q17 3Q17 4Q17 Growing DJ Basin Oil Mix

NOBLE MIDSTREAM (NBLX)

Top-tier distribution growth with strong coverage and low leverage

20%	29%	81%	2.4x
targeted annual distribution growth	increase in 4Q17 oil and gas gathering volume compared to 3Q17	produced water gathering growth in 4Q17 compared to 3Q17	distribution coverage with a strong balance sheet

Delaware Basin Highlights

- Full Quarter Contribution from Billy Miner I CGF
  - 2nd NBLX operated CGF online early December
- 4Q17 Average Throughput on Advantage Crude Oil System of 60 MBbl/d; January 2018 Nominations of 90 MBbl/d
  - Jesse James CGF connection to Advantage Pipeline commenced operation in 4Q17
- Significant 2018 Volume Throughput Growth Anticipated from NBL Development
  - Construction of 3 additional CGFs expanding crude oil capacity to 90 MBbl/d by mid-2018

DJ Basin Highlights

- Wells Ranch and East Pony Oil and Gas Gathering Volumes Grew Throughout 2017
- Gathering and Fresh Water Delivery Systems Online for Third-party Customers
- Construction Underway on Mustang IDP Gathering Infrastructure, Online by Mid-2018
  - Fresh water system operational late 4Q17
- Formed Black Diamond JV to Acquire Saddle Butte Rockies Midstream in 4Q17
- NBL and Third-party Well Connections Drive Further Gathering Growth in 2018

NBL 10

11 NBL EAGLE FORD SHALE Solid execution delivering cash flow ramp TX Eagle Ford Activity 3Q17 4Q17 Total Sales Volume (MBoe/d) 76 92 Upstream Capital ($MM) 73 57 Avg. Operated Rigs - 1 Wells Drilled(1) - 8 Avg. Lateral Length (ft) - 6,000 Wells Completed(1) 11 5 Wells Brought Online(1) 12 10 Avg. Lateral Length (ft) 6,100 7,100 Delivered Substantial Production Ramp 0 5 10 15 20 25 0 20 40 60 80 100 1Q17 2Q17 3Q17 4Q17 Volume Wells Online Per Qtr. MBoe/d Wells Online Highly-prolific South Gates Ranch Development • Record quarterly sales volumes of 92 MBoe/d • 10 wells online in 4Q17 driving significant volume ramp • Volumes more than doubled from 4Q16 North Gates Ranch Co-development Results • Continue to co-develop Upper and Lower Eagle Ford wells • Lower Eagle Ford performance consistent with expectations • Upper Eagle Ford wells significantly outperforming historical completions Added 2 Rigs Late in 2017 • New wells online 2Q 2018 • Focusing on co-development in North Gates Ranch (1) Represents NBL operated activity.

EASTERN MEDITERRANEAN

Strong natural gas demand in Israel with a stable long-term cash flow profile

4Q17 Key Highlights

- Gross Sales Volumes of 911 MMcfe/d; Net 262 MMcfe/d
  - Completed maintenance at Tamar ahead of schedule
  - Strong price realizations of $5.31/Mcf
- Leviathan Development Progressing
  - ~40% complete with zero recordable incidents
  - Construction of the platform is underway
  - Commenced preparations to mobilize drilling rig
  - Project remains on schedule and on budget
- Announced 7.5% Tamar Divestiture for Total Consideration of ~$800 MM in January 2018
  - Closing expected by the end of 1Q18


Aphrodite
35% WI
Tamar
32.5% WI(1)
Leviathan
39.7% WI
Tamar SW
32.5% WI(1)
Dor
Tel Aviv
Ashdod
Israel
Egypt
NBL Interests
Producing
Discovery
Field Development
Existing Pipeline
Planned Pipeline



Construction of Leviathan Platform

Israel	3Q17	4Q17
Net Gas Sales (MMcfe/d)	285	262
Gross Gas Sales (MMcfe/d)	997	911
Organic Capital ($MM)	126	112

(1) Represents working interest as of December 31, 2017.

NBL 12

13 NBL 50 75 100 1Q17 2Q17 3Q17 4Q17 2017 Quarterly Sales Volumes OTHER GLOBAL OFFSHORE Continued exceptional operational and safety performance Key Highlights • High-margin, Premium-priced Oil Production  Represented ~25% of total company oil volumes • Aseng Field Reached Cumulative Oil Production Milestone of 90 MMBbls • Continued Exceptional Safety Performance  3+ years without lost-time incident in West Africa  One million man hours without a recordable incident in Gulf of Mexico Gulf of Mexico Equatorial Guinea 3Q17 4Q17 3Q17 4Q17 Oil (MBbl/d) 21 18 13 17 Equity Method - - 2 2 NGL (MBbl/d) 1 2 - - Equity Method - - 7 6 Gas (MMcf/d) 20 22 246 236 Total Sales (MBoe/d) 25 23 63 64 Organic Capital ($MM) 3 - - 3 Note: Produced volumes differ from sales in Equatorial Guinea due to the timing of liftings. Alen Platform, West Africa MBoe/d

14 NBL Forward-Looking Statements and Other Matters This presentation contains certain "forward-looking statements" within the meaning of federal securities laws. Words such as "anticipates", "believes“, "expects", "intends", "will", "should", "may", and similar expressions may be used to identify forward-looking statements. Forward-looking statements are not statements of historical fact and reflect Noble Energy's current views about future events. Such forward-looking statements may include, but are not limited to, future financial and operating results, and other statements that are not historical facts, including estimates of oil and natural gas reserves and resources, estimates of future production, assumptions regarding future oil and natural gas pricing, planned drilling activity, future results of operations, projected cash flow and liquidity, business strategy and other plans and objectives for future operations. No assurances can be given that the forward-looking statements contained in this presentation will occur as projected and actual results may differ materially from those projected. Forward-looking statements are based on current expectations, estimates and assumptions that involve a number of risks and uncertainties that could cause actual results to differ materially from those projected. These risks and uncertainties include, without limitation, the volatility in commodity prices for crude oil and natural gas, the presence or recoverability of estimated reserves, the ability to replace reserves, environmental risks, drilling and operating risks, exploration and development risks, competition, government regulation or other actions, the ability of management to execute its plans to meet its goals and other risks inherent in Noble Energy's businesses that are discussed in Noble Energy's most recent annual reports on Form 10-K, respectively, and in other Noble Energy reports on file with the Securities and Exchange Commission (the "SEC"). These reports are also available from the sources described above. Forward-looking statements are based on the estimates and opinions of management at the time the statements are made. Noble Energy does not assume any obligation to update any forward-looking statements should circumstances or management’s estimates or opinions change. This presentation also contains certain historical non-GAAP measures of financial performance that management believes are good tools for internal use and the investment community in evaluating Noble Energy’s overall financial performance. These non-GAAP measures are broadly used to value and compare companies in the crude oil and natural gas industry. Please see Noble Energy’s respective earnings release for reconciliations of the differences between any historical non-GAAP measures used in this presentation and the most directly comparable GAAP financial measures.